UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): September 11, 2007

BIOFUEL ENERGY CORP. (Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1801 Broadway, Suite 1060 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (303) 592-8110
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 11, 2007, BioFuel Energy Corp. (the “Company”) engaged Grant Thornton LLP as the Company’s independent registered public accounting firm to audit our financial statements.  The appointment of Grant Thornton was approved by the Company’s Audit Committee following the evaluation of audit proposals from several public accounting firms and was also approved by the Company’s lenders.

During the two most recent fiscal years and through September 11, 2007, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release announcing the engagement of Grant Thornton.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1

Press Release dated September 11, 2007 announcing the engagement of Grant Thornton LLP as the Independent Registered Public Accounting Firm of BioFuel Energy Corp.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: September 11, 2007	By: /s/ Scott H. Pearce
Name: Scott H. Pearce
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated September 11, 2007 announcing the engagement of Grant Thornton LLP as the Independent Registered Public Accounting Firm of BioFuel Energy Corp.